EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2007

                          Tupperware Brands Corporation
             (Exact name of registrant as specified in its charter)

_________________________   ________________________   _________________________
         Delaware                    1-11657                   36-4062333

              P. O. Box 2353, Orlando, Florida                 32802
          (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code 407-826-5050

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

This information set forth under "Item 2.02. Results of Operations and Financial Condition" in accordance with SECRelease No. 33-8400. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 25, 2007, Tupperware Brands Corporation issued an earnings release. A copy of the release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Press release of Tupperware Brands Corporation dated April 25, 2007 Tupperware Brands Reports First Quarter Earnings Ahead of Expectations And Raises Full-Year Outlook

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Tupperware Brands Corporation
                                        (Registrant)


Date April 25, 2007                     By: /s/Thomas M. Roehlk
                                            ------------------------------------
                                            Thomas M. Roehlk
                                            Executive Vice President and
                                            Chief Legal Officer and Secretary